SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                           Exchange Act of 1934

Filed by the Registrant /x/

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
/x/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                      ACCESS PHARMACEUTICALS, INC.
            ------------------------------------------------
            (Name of Registrant as Specified In Its Charter)


  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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    1) Amount Previously Paid:
    2) Form, Schedule or Registration Statement No.:
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    4) Date Filed:

                      ACCESS PHARMACEUTICALS, INC.
                    2600 Stemmons Freeway, Suite 176
                          Dallas, Texas 75207
                           (214)  905-5100


April 14, 2004

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Access Pharmaceuticals, Inc. to be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399 Park Avenue, 19th
Floor, New York, New York  10022, (212) 705-7000.

The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be considered and acted upon by the Stockholders at the Meeting. The Board of Directors unanimously recommends that our Stockholders approve the proposals. Please carefully review the information contained in the Proxy Statement.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS VERY
IMPORTANT THAT YOU MARK, SIGN, DATE AND RETURN THE ENCLOSED
PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.
IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AT THAT
TIME BY REQUESTING THE RIGHT TO VOTE IN PERSON.

Sincerely,

/s/ Kerry P. Gray
-----------------
Kerry P. Gray
President and CEO

                       ACCESS PHARMACEUTICALS, INC.
                     2600 Stemmons Freeway, Suite 176
                          Dallas, Texas 75207
                            (214)  905-5100


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       to be held on May 19, 2004

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders, the Meeting, of Access Pharmaceuticals, Inc. will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue,
19th Floor, New York, New York, on Wednesday, May 19, 2004, at 10:00 a.m., local time, for the following purposes:

1. To elect three Class 3 Directors to hold office for a term of three years and until their successors are elected and qualified.

2. To consider and act upon a proposal to ratify the appointment of Grant Thornton LLP as our independent accountants for the fiscal year ending December 31, 2004.

3. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

Stockholders of record at the close of business on March
26, 2004, the record date for the Meeting, are entitled to receive notice of, and to vote at, the Meeting and any adjournment or postponement thereof. Our Annual Report for the fiscal year ended December 31, 2003 accompanies the Proxy Statement.

Information relating to the proposals is set forth in the accompanying Proxy Statement dated April 14, 2004. Please carefully review the information contained in the Proxy
Statement, which is incorporated into this Notice.

By Order of the Board of Directors,

/s/ Kerry P. Gray
-----------------

Kerry P. Gray
President and CEO

Dallas, Texas
April 14, 2004

                          -----------------------

Stockholders are cordially invited to attend the Meeting in person. YOUR VOTE IS IMPORTANT. If you do not expect to attend the Meeting, or if you do plan to attend but wish to vote by proxy, please complete, date, sign and mail the enclosed proxy card in the return envelope provided addressed to Access Pharmaceuticals, Inc., c/o American
Stock Transfer & Trust Co., 40 Wall Street, 46th Floor, New
York, New York 10005. Proxies will also be accepted by transmission of a telegram, cablegram or telecopy provided that such telegram, cablegram or telecopy contains sufficient information from which it can be determined that the transmission was authorized by the Stockholder.
American Stock Transfer & Trust Company's fax number is
(718) 234-2287.

                      ACCESS PHARMACEUTICALS, INC.
                    2600 Stemmons Freeway, Suite 176
                          Dallas, Texas 75207
                           (214)  905-5100
                          __________________

                            PROXY STATEMENT
                          __________________

                     ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held On May 19, 2004

This Proxy Statement is furnished by Access
Pharmaceuticals, Inc., a Delaware corporation, to holders of its common stock, par value $.01 per share, or the Common Stock, in connection with the solicitation of proxies by our Board of Directors (the "Board") for use at our Annual Meeting of Stockholders, or the Meeting, and at any and all adjournments or postponements thereof. The
Meeting will be held on Wednesday, May 19, 2004 at 10:00 a.m., local time, at the offices of Bingham McCutchen LLP, 399
Park Avenue, 19th Floor, New York, New York. This Proxy Statement and the accompanying form of proxy is first being sent to holders of Common Stock on or about April 19, 2004. Our mailing address and the location of our principal executive offices are at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207, (214) 905-5100.

A Stockholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by voting in person at the Meeting, by submitting another proxy bearing a later date or by giving notice in writing to our Secretary not later than the day prior to the Meeting. All proxies returned prior to the Meeting will be voted in accordance with instructions contained therein or, if no choice is specified for one or more proposals in a proxy submitted by or on behalf of a stockholder, the shares represented by such proxy will be voted in favor of such proposals and in the discretion of the named proxies with respect to any other matters which may properly come before the meeting.

At the close of business on March 26, 2004, the record date for the Meeting, the number of our outstanding shares of Common Stock that are entitled to vote was 15,384,035. We have no other outstanding voting securities. Each outstanding share of Common Stock is entitled to one vote.
A complete list of Stockholders entitled to vote at the Meeting will be available for examination by any Stockholder for any purpose germane to the Meeting at our principal executive offices, during normal business hours, at least ten business days prior to the Meeting. Our Bylaws require that a majority of the shares entitled to vote, present in person or by proxy, shall constitute a quorum for the conduct of business at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the Stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

Stockholders have the right to vote cumulatively for the election of Directors. This means that in voting at the Meeting, each Stockholder, or his proxy, may multiply the number of his shares by three (the number of directors to be elected) and then cast the resulting total number for a single nominee, or distribute such votes on the ballot among the three nominees desired. The proxies submitted to the Board in response to this solicitation may, at the discretion of the proxy holder, cumulate the votes of the shares they represent. However, the Board requires any Stockholder otherwise electing to exercise his cumulative voting rights, if voting in person, to so indicate prior to the beginning of the Meeting or if voting by proxy given to someone other than those designated by the Board in the solicitation to so indicate on said proxy.

All expenses in connection with solicitation of proxies will be borne by us. We will also request brokers, dealers, banks and voting trustees, and their nominees, to forward this Proxy Statement, the accompanying form of proxy and our Annual Report for the fiscal year ended December 31, 2003 to beneficial owners and will reimburse such record holders for their expense in forwarding solicitation material. We expect to solicit proxies primarily by mail, but Directors, officers and our regular employees may also solicit in person, by telephone or by fax.

The Board does not know of any matters which will be brought before the Meeting other than those matters specifically set forth in the Notice of Annual Meeting.
However, if any other matter properly comes before the Meeting, it is intended that the persons named in the enclosed form of proxy, or their substitutes acting thereunder, will vote on such matter in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

This proxy statement should be read in conjunction with our Annual Report, including the financial statements and management's discussion and analysis of financial condition and results of operations for the fiscal year ended
December 31, 2003.

Corporate Governance Matters
-----------------------------

Corporate Governance Practices and Board Independence

The Board has undertaken a comprehensive review of the
Company's corporate governance practices, committee
charters and overall governance structure in light of the
Sarbanes-Oxley Act of 2002 and new rules and regulations
adopted by the Securities and Exchange Commission ("SEC")
and the American Stock Exchange ("AMEX"). In January 2004,
the Board approved a number of new or revised corporate
governance documents in order to ensure the Company's
continued compliance with applicable law, rules and
regulations. In particular, the Board amended and restated
its Audit and Finance Committee Charter, which is attached
hereto as Appendix A, and adopted charters for its
Compensation Committee and its Nominating and Corporate
Governance Committee, which committee it created in January
2004. The Board also adopted corporate governance
guidelines, a code of business conduct and ethics for
employees, executive officers and directors and a
whistleblower policy regarding the treatment of complaints
on accounting, internal accounting controls and auditing
matters. All of these documents are available on the
Company's website at www.accesspharma.com and a copy of any
                     --------------------
of them may be obtained upon written request to the Company, c/o Investor Relations, 2600 Stemmons Freeway,
Suite 176, Dallas, Texas, 75207. The Board has determined that a majority of its directors are independent under applicable SEC and AMEX rules and regulations.

Stockholder Communications with the Board

The Board has established a process for stockholders to
send communications to it. Stockholders may send written
communications to the Board to Access Pharmaceuticals,
Inc., Board of Directors, c/o Chief Executive Officer, 2600
Stemmons Freeway, Suite 176, Dallas, Texas, 75207.
Stockholders also may send communications via email to
akc@accesspharma.com with the notation "Attention: Chief
--------------------
Executive Officer" in the Subject field. All communications will be reviewed by the Chief Executive Officer of the Company, who will review such communications, determine whether such communications are relevant and/or for a proper purpose and appropriate for Board review and, if applicable, submit such communications to the Board on a periodic basis.

Attendance of Directors at Annual Stockholder Meetings

Prior to this year, the Company had no formal policy with respect to director attendance at annual stockholder meetings. All of the directors attended the 2003 annual stockholder meeting. Although the Company currently does not require directors to attend annual stockholder meetings, it does encourage directors to do so and welcomes their attendance. The Company has scheduled a Board meeting in conjunction with our annual stockholder meeting this year and plans to continue to do so in the future. The
Company expects that directors will attend annual stockholder meetings absent a valid reason.

Nomination and Election of Directors

When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or others. After conducting an initial evaluation of a candidate, the committee will interview that candidate if it believes the candidate might be suitable to serve as a director. The committee may also ask the candidate to meet with management. If the committee believes a candidate would be a valuable addition to the Board and there is either a vacancy on the Board or the committee believes it is in the best interests of the Company and our stockholders to increase the number of Board members, it will recommend to the full Board that candidate's election.

Before nominating a sitting director for re-election at an annual stockholder meeting, the committee will consider the director's performance on the Board and whether the director's re-election would be consistent with the Company's corporate governance guidelines and the Company's continued compliance with applicable law, rules and regulations.

The Board believes that it should be comprised of directors with diverse and complementary backgrounds, and that directors should have expertise that, at a minimum, may be useful to the Company and may contribute to the success of the Company's business. Directors also should possess the highest personal and professional ethics and should be willing and able to devote an amount of time sufficient to effectively carry out their duties and contribute to the success of the Company's business. When considering candidates for director, the Committee takes into account a number of factors, including the following:

* Independence from management;
* Age, gender and ethnic background;
* Relevant business experience;
* Judgment, skill and integrity;
* Existing commitments to other businesses;
* Potential conflicts of interest;
* Corporate governance background;
* Financial and accounting background;
* Executive compensation background; and
* Size and composition of the existing Board.

The Nominating and Corporate Governance Committee will consider candidates for director suggested by stockholders by considering the foregoing criteria and the additional information referred to below. Stockholders wishing to suggest a candidate for director should write to the Company, c/o Investor Relations, and include the following:

* The name and address of the stockholder and a statement that he, she or it is a stockholder of the Company and is proposing a candidate for consideration by the committee;
* The class and number of shares of Company capital stock, if any, owned by the stockholder as of the record date for the annual stockholder meeting (if such date has been announced) and as of the date of the notice, and length of time such stockholder has held such shares;
* The name, age and address of the candidate;
* A description of the candidate's business and educational experience;
* The class and number of shares of Company capital stock, if any, owned by the candidate, and length of time such candidate has held such shares;
* Information regarding each of the foregoing criteria the Board generally considers, other than the factor regarding Board size and composition, sufficient to enable the committee to evaluate the candidate;
* A description of any relationship between the candidate and any customer, supplier or competitor of the Company or any actual or potential conflict of interest;
* A description of any relationship or understanding between the stockholder and the candidate; and
* A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.


                              PROPOSAL 1

                          ELECTION OF DIRECTORS

Our Certificate of Incorporation and Bylaws presently provide that our Board shall consist of three to fifteen members, shall be divided into three classes as nearly equal in number as possible, and that each Director shall serve for a term of three years and until his successor is elected and qualified or until his earlier resignation, death or removal. By resolution, the Board has set the number of its members at seven. The term of office of one class of Directors expires each year in rotation so that one class is elected at each annual meeting for a three-year term. The Board presently consists of seven members.

Members of each class serve a term of three years until the respective annual meeting of stockholders and election and qualification of their successors. Messrs. McDade, Gray and Flinn are members of the Class 3 Directors with their terms set to expire upon the annual meeting of stockholders in 2004. Dr. Link and Mr. Meakem are members of the Class 1
Directors with their terms set to expire upon the annual meeting of stockholders in 2005. Mr. Duty and Dr. Howell are members of the Class 2 Directors with their terms set to expire upon the annual meeting of stockholders in 2006.
Each of our officers is selected by the Board for a term of one year. There is no family relationship among any of the directors or executive officers.

Nominees for Term Expiring at the Annual Meeting of
Stockholders in 2004 (Class 3 Directors)

Messrs. McDade, Gray and Flinn are the members of the Class
3 Directors. Mr. McDade has served as director since 1988, Mr. Gray has served as a Director since 1996 and Mr. Flinn has served as director since 1983. The terms of Messrs.
McDade, Gray and Flinn expire at the Meeting. If elected at the Meeting, all three will serve for a term of three years expiring on the date of the annual meeting of Stockholders in 2007. The terms of the other four Directors will continue as indicated below.

Business and Experience of Nominees for Director

Mr. Herbert H. McDade, Jr. was elected to be one of our directors in 1988, and presently is Chairman of the Board.
He is also a member of the Compensation Committee of the Board. In February 1989, he was elected Vice-Chairman of the Board and Chief Executive Officer. In June 1989, he was elected Chairman of the Board and Treasurer in addition to his responsibilities as Chief Executive Officer, and from 1990 to January 1996 he was our President. Mr. McDade served in such capacities until January 1996. He is currently President and Chief Executive Officer of the Thoma Corporation, a closely-held health care consulting company. In addition, he also serves on the board of Discovery Laboratories, Inc. From 1986 to 1987 he served as
Chairman of the board of directors and President of Armour
Pharmaceutical Co., a wholly-owned subsidiary of Rorer
Group, Inc. Prior to 1986 he served for approximately 13 years in various executive positions at Revlon, Inc., including from 1979 to 1986, as President of the International Division of the Revlon Health Care Group. He was also previously associated for twenty years in various executive capacities with The Upjohn Company.

Mr. Kerry P. Gray has been our President and Chief
Executive Officer and a director since January 1996. Prior to such time, from June 1993, Mr. Gray served as President and Chief Executive Officer of Access Pharmaceuticals,
Inc., a private Texas corporation. Previously, Mr. Gray served as Vice President and Chief Financial Officer of
PharmaSciences, Inc., a company he co-founded to acquire technologies in the drug delivery area. From May 1990 to August 1991, Mr. Gray was Senior Vice President, Americas,
Australia and New Zealand of Rhone-Poulenc Rorer, Inc.
Prior to the Rorer/Rhone Poulenc merger, he had been Area
Vice President Americas of Rorer International
Pharmaceuticals. Previously, from January 1986 to May 1988, he was Vice President, Finance of Rorer International
Pharmaceuticals, having served in that same capacity for the Revlon Health Care Group of companies before their acquisition by Rorer Group. Between 1975 and 1985, he held various senior financial positions with the Revlon Health
Care Group.

Mr. J. Michael Flinn has served as one of our directors since 1983. Mr. Flinn is also a member of the Audit &
Finance and Compensation Committees of the Board.  Since
1970, he has been an investment counselor and was a consultant to the Operations Group of United Asset
Management. From 1970 to 1996 he was a principal with the investment counseling firm of Sirach Capital Management, Inc. He assisted in the management of pension, profit sharing, individual, corporate and foundation accounts totaling over $7.0 billion. He serves as a board member of Lonesome Dove Petroleum.

The nominees have consented to serve as our Directors and the Board has no reason to believe that any nominee will be unavailable.

The Board recommends a vote "FOR" the proposed nominees to the Board and the enclosed proxy will be so voted unless a contrary vote is indicated. Each Director shall be elected by a plurality of the votes cast by the holders of Common
Stock entitled to vote at the Meeting.

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY
WILL BE VOTED FOR THE NOMINEES NAMED ABOVE. HOWEVER, THE
PERSONS DESIGNATED AS PROXIES RESERVE THE RIGHT TO CAST
VOTES FOR ANOTHER PERSON DESIGNATED BY THE BOARD IN THE
EVENT THE NOMINEES ARE UNABLE OR UNWILLING TO SERVE.

Information With Respect to Directors Whose Terms Continue and Executive Officers

Directors Whose Term Expires at the Annual Meeting in 2005
(Class 1 Directors)

Max Link, Ph.D. has been one of our directors since 1996.
Dr. Link is also a member of the Audit & Finance and Compensation Committees of the Board. He has held a number of executive positions with pharmaceutical and health care companies. Most recently, from March 2001 until August
2003, Dr. Link served as Chairman and CEO of Centerpulse,
Ltd. (now a part of Zimmer Holdings, Inc.). From May 1993 until June 1994, he served as Chief Executive Officer of Corange Limited. Prior to joining Corange, Dr. Link served in a number of positions with Sandoz Pharma Ltd., including
Chief Executive Officer, from 1987 until April 1992, and
Chairman, from April 1992 until May 1993. Dr. Link currently serves on the board of directors of six other publicly-traded life science companies: Alexion
Pharmaceuticals, Inc., Cell Therapeutics, Inc., CytRx
Corporation, Discovery Laboratories, Inc., Human Genome
Sciences, Inc., and Protein Design Labs, Inc. Dr. Link received his Ph.D. in Economics from the University of St.
Gallen in 1970.

Mr. John J. Meakem, Jr. has been one of our directors since
February 2001. Mr. Meakem is also a member of the Audit &
Finance Committee. Mr. Meakem is a private investor with portfolio holdings in innovative companies with a particular focus on healthcare. Most recently Mr. Meakem served as Chairman of the Board, President and Chief
Executive Officer of Advanced Polymer Systems, Inc. from
1991 to 2000. Prior to 1991, he was Corporate Executive
Vice President of Combe, Inc. and President of Combe North
America. Prior to 1970, Mr. Meakem was with Vick Chemical
Company, a division of Richardson Merrell Drug Corporation, for ten years as Vice President of Marketing, New Products
& Acquisitions.

Directors Whose Term Expires at the Annual Meeting in 2006
(Class 2 Directors)

Mr. Stuart M. Duty has served as one of our directors since
November 2002. Mr. Duty is currently a Partner at Oracle
Partners, L.P. Prior to joining Oracle Partners, L.P. he held senior healthcare investment banking positions, most recently, from 1999 to 2001, as the Co-Head of Healthcare
Investment Banking at US Bancorp Piper Jaffray. From 1993 to 1999 he was Managing Director at NationsBank Montgomery
Securities. In addition to his investment banking experience, Mr. Duty has worked in the biotechnology industry in a business development capacity. He serves as a board member of Genomics Collaborative, Inc.

Stephen B. Howell, M.D. has served as one of our directors since 1996. Dr. Howell is a Professor of Medicine at the University of California, San Diego, and director of the Cancer Pharmacology Program of the UCSD Cancer Center. Dr.
Howell is a recipient of the Milken Foundation prize for his contributions to the field of cancer chemotherapy. He has served on the National Research Council of the American
Cancer Society and is on the editorial boards of multiple medical journals. Dr. Howell founded DepoTech, Inc. and served as a member of its board of directors from 1989 to 1999. Dr. Howell served on the board of directors of Matrix
Pharmaceuticals from 2000 to 2002. Dr. Howell received his
AB at the University of Chicago and his MD from Harvard
Medical School.

Executive Officers

In addition to Mr. Gray, set forth below is the business experience of our other executive officers.

David P. Nowotnik, Ph.D. has been Senior Vice President
Research and Development since January 2003 and was Vice
President Research and Development from 1998. From 1994 until 1998, Dr. Nowotnik had been with Guilford Pharmaceuticals, Inc. in the position of Senior Director, Product Development and was responsible for a team of scientists developing polymeric controlled-release drug delivery systems. From 1988 to 1994 he was with Bristol-Myers Squibb researching and developing technetium radiopharmaceuticals and MRI contrast agents.
From 1977 to 1988 he was with Amersham International leading the project which resulted in the discovery and development of Ceretec.

Mr. Stephen B. Thompson has been Vice President since 2000 and our Chief Financial Officer since 1996. From 1990 to
1996, he was Controller and Administration Manager of Access Pharmaceuticals, Inc., a private Texas corporation.
Previously, from 1989 to 1990, Mr. Thompson was Controller of Robert E. Woolley, Inc. a hotel real estate company where he was responsible for accounting, finances and investor relations. From 1985 to 1989, he was Controller of OKC Limited Partnership, an oil and gas company where he was responsible for accounting, finances and SEC reporting.
Between 1975 and 1985 he held various accounting and finance positions with Santa Fe International Corporation.

Officers and Directors

Our directors and executive officers are as follows:


            Name           Age        Title
------------------------- ----- --------------------
Herbert H. McDade, Jr.     77    Chairman of the Board

Kerry P. Gray              51    President, Chief Executive
                                 Officer, Director

Stuart M. Duty             39    Director

J. Michael Flinn           70    Director

Stephen B. Howell, M.D.    59    Director

Max Link, Ph.D.            63    Director

John J. Meakem, Jr.        67    Director

David P. Nowotnik, Ph.D.   55    Senior Vice President Research
                                 & Development

Stephen B. Thompson        50    Vice President, Chief Financial
                                 Officer, Treasurer


Meetings of the Board and Committees

The Board held a total of six meetings in 2003. The standing committees of the Board are the Audit and Finance
Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. During the fiscal year ended December 31, 2003, each Director attended at least
75% of the aggregate of the total number of formal meetings of the Board and all meetings held by all committees on which the individual director served.

The Audit and Finance Committee presently is composed of three directors, J. Michael Flinn, Max Link,

Ph.D. and John J. Meakem , Jr., each of whom the Board has determined is independent under applicable SEC and AMEX rules and regulations. The Board has determined that Dr.
Link is qualified to be an "audit committee financial expert" under applicable rules and regulations of the SEC.
The Audit and Finance Committee is governed by a charter which was amended and restated in January 2004 and is attached hereto as Appendix A. The Charter delegates to the Audit and Finance Committee the responsibility to engage the independent auditors, review the audit fees, supervise matters relating to audit functions and review and set internal policies and procedure regarding audits, accounting and other financial controls. During the 2003 fiscal year, the Audit and Finance Committee met two times.

The Compensation Committee presently is composed of three
directors, Max Link, Ph.D., J. Michael Flinn and Herbert H.
McDade, Jr., each of whom the Board has determined is
independent under applicable AMEX rules and regulations.
Responsibilities of this committee include approval of
remuneration arrangements for executive officers of the
Company, review and approval of compensation plans relating
to executive officers and directors, including grants of
stock options under the Company's 1995 Stock Awards Plan
and 2000 Special Stock Option Plan, and other benefits and
general review of the Company's employee compensation
policies. None of the members of the Compensation Committee
has any relationship with either the Company or the
Company's officers requiring disclosure under applicable
regulations of the SEC. The charter of the Compensation
Committee is available on the Company's website at
www.accesspharma.com. During the 2003 fiscal year, the
---------------------
Compensation Committee met two times.

The Nominating and Corporate Governance Committee was
formed in January 2004 and presently is composed of three
directors, Stuart M. Duty, John J. Meakem and Max Link,
Ph.D., each of whom the Board has determined is independent
under applicable AMEX rules and regulations. The Nominating
and Corporate Governance Committee is responsible for
considering potential Board members, making recommendations
to the full Board as to nominees for election to the Board,
assessing the effectiveness of the Board and implementing
the Company's corporate governance guidelines. The charter
of the Nominating and Corporate Governance Committee is
available on the Company's website at www.accesspharma.com.
                                      --------------------

Compensation of Directors

Each director who is not our employee receives a quarterly fee of $3,000 and $1,000 per quarter per committee
(aggregate for all committees) in which he/she is a member.
Each director will have $2,000 deducted from their fee if more than one Board meeting is missed and $1,000 deducted per committee meeting missed. In addition, we reimbursed each director, whether an employee or not, the expenses of attending board and committee meetings. Each non-employee director is also entitled to receive options to purchase
12,500 shares of our common stock on the date of each annual meeting of stockholders and options to purchase
20,000 shares of common stock when he/she is first appointed as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange
Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Directors, officers and 10% holders are required by SEC regulation to furnish us with copies of all of the Section 16(a) reports they file.

Based solely on a review of reports furnished to us or written representatives from our directors and executive officers during the fiscal year ended December
31, 2003, all Section 16(a) filing requirements applicable to our directors, executive officers and 10% holders for such year were complied with except for Mr. Duty, who filed one late Form 3 and one late Form 4 reporting one transaction each.

Executive Compensation

The following table sets forth the aggregate compensation paid to our CEO and each of our executive officers whose aggregate salary and bonus exceeded $100,000 for services rendered in all capacities for the years ended December 31, 2003, 2002 and 2001.

                       Summary Compensation Table
                       --------------------------

                                                              Long-term
                            Annual Compensation          Compensation Awards
                        ---------------------------- -------------------------
                                                                    Securities
       Name and                                        Restricted   Underlying  All Other (4)
   Principal Position    Year  Salary (1)  Bonus (2)  Stock ($)(3) Options (#)  Compensation
----------------------- ----- ----------- ---------- ------------- ----------- --------------
Kerry P. Gray
President and CEO        2003  $366,848    $130,000    $       -      140,000   $ 10,837
                         2002   338,150     110,000(5)   105,000      160,000      9,713
                         2001   307,449     105,000      100,000            -      8,591

David P. Nowotnik, Ph.D.
Senior Vice President
Research and Development 2003  $226,530    $ 24,154    $  20,412       35,000   $  6,042
(4)                      2002   212,001      20,142       19,960       50,000      5,648
                         2001   196,254      19,960       24,280            -      5,333

Stephen B. Thompson
Vice President, Chief
Financial Officer        2003  $138,030    $ 14,704    $  12,474       20,000   $  3,918
                         2002   129,501      12,474       12,176       30,000      3,540
                         2001   119,502      12,176       14,700            -      3,340

(1) Includes amounts deferred under our 401(k) Plan.

(2) Includes bonuses earned in the reported year but paid in the following year.

(3) The value of all restricted stock for each named individual at December 31, 2003 is: Mr. Gray - $244,546;
    Dr. Nowotnik - $104,554; and Mr. Thompson - $63,729.

(4) Amounts reported for fiscal year 2003, 2002, and 2001 consist of: (i) amounts we contributed to our 401(k) Plan with respect to each named individual, (ii) amounts we paid for group term life insurance for each named individual, and (iii) premiums paid for life insurance for Mr. Gray each year.

(5) Mr. Gray's 2002 bonus of $110,000 was deferred, by election of the Compensation Committee and Mr. Gray, until certain performance goals were met. The primary goal of the Company's signing a licensing or equity agreement at certain levels was met and the bonus was paid in 2004.
    April 13, 2004

Option Grants in 2003

                Individual Option Grants In Last Fiscal Year
                --------------------------------------------

                                                                             Potential
                                     Percent of                         realizable value at
                        Number of  total options                       assumed annual rates
                        securities   granted to                        of Stock Appreciation
                        underlying   employees    Exercise              For Option Term (3)
                        options      in fiscal     price    Expiration ---------------------
       Name             granted (#)  year (1)     $/Sh (2)     Date         5%        10%
----------------------- ----------- ------------ ---------- ---------- ---------- ----------
Kerry P. Gray (4)         140,000         45%       $2.30     5/19/13    $203,000   $513,000

David P. Nowotnik (4)      35,000         11%       $2.02     1/30/13    $ 44,000   $113,000

Stephen B. Thompson (4)    20,000          6%       $2.02     1/30/13    $ 25,000   $ 64,000


(1) Based on an aggregate of 312,000 options granted to employees in the fiscal year ended December 31, 2003, including options granted to the named individual.

(2) The exercise price of each grant on the date of grant is the closing price as quoted on AMEX.

(3) Potential realizable value is based on the assumption that the price per share of our common stock appreciates at the assumed annual rate of stock appreciation for the option term. There is no assurance that the assumed 5% and 10% annual rates of appreciation (compounded annually) will actually be realized over the term of the option. The assumed 5% and 10% annual rates are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent our estimate of stock price appreciation.

(4) Mr. Gray, Dr. Nowotnik and Mr. Thompson's options vest
    25% after twelve months and the remaining 75% vest 2.083% monthly commencing twelve months from the date of grant and are cumulatively exercisable 48 months after the date of grant.

Option Exercises and Year-End Value Table

This table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 2003. Also reported are the values of "in-the-money" stock options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of our common stock.



     The remainder of this page is intentionally left blank.

              Aggregated Option Exercises In Last Fiscal Year
                     And Fiscal Year-End Option Values

                                          Number of Securities Value of
                                        Underlying Unexercised Unexercised In-
                     Number of                Options          The-Money Options ($) (1)
                      Shares               At Fiscal Year End  At Fiscal Year End
                     Acquired      Value   Exercisable/        Exercisable/
       Name         On Exercise # Realized Unexercisable       Unexercisable
------------------- ----------- ---------- ------------------- ----------------
Kerry P. Gray             -            -   1,061,250 / 318,750 $2,267,000 / $633,000

David P. Nowotnik,
Ph.D.                     -            -     168,750 /  81,250   $435,000 / $212,000

Stephen B. Thompson       -            -      95,313 /  49,688   $245,000 / $130,000


(1) On December 31, 2003, the closing price of our stock on AMEX was $5.24.

Compensation Pursuant to Agreements and Plans

Employment Agreements

We are party to an employment agreement with Kerry P. Gray, our President and Chief Executive Officer, which expires
March 31, 2005 and which thereafter may be automatically renewed for successive one-year periods. Under this agreement, Mr. Gray is currently entitled to receive an annual base salary of $390,000, subject to adjustment by the Board. Mr. Gray is eligible to participate in all of our employee benefit programs available to executives. Mr.
Gray is also eligible to receive:

* a bonus payable in cash and common stock related to the attainment of reasonable performance goals specified by the Board;

* stock options at the discretion of the Board;

* long-term disability insurance to provide compensation equal to at least 60% of his annual base salary; and

* term life insurance coverage of $400,000.

Mr. Gray is entitled to certain severance benefits in the event that we terminate his employment without cause or if Mr. Gray terminates his employment following a change of control. In the event that we terminate the employment agreement for any reason, other than for cause, Mr. Gray would receive the salary due for the remaining term of the agreement or 18 months, whichever is longer. We will also continue benefits for such period. In the event that Mr.
Gray's employment is terminated within six months following a change in control or by Mr. Gray upon the occurrence of certain events following a change in control, Mr. Gray would receive two years salary, his target bonus and his stock options shall become immediately exercisable. We will also continue payment of benefits for such period. The employment agreement contains a covenant not to compete with us for up to 18 months following the termination date.

We are party to an employment agreement with David P.
Nowotnik, Ph.D. which expires November 16, 2004 and which thereafter may be automatically renewed for successive one-year periods. Under this agreement, Dr. Nowotnik is currently entitled to receive an annual base salary of $241,980, subject to adjustment by the Board. Dr. Nowotnik is eligible to participate in all of our employee benefit programs available to executives.
Dr. Nowotnik is also eligible to receive:

* a bonus payable in cash and common stock related to the attainment of reasonable performance goals specified by the Board;

* stock options at the discretion of the Board;

* long-term disability insurance to provide compensation equal to at least $60,000 annually; and

* term life insurance coverage of $242,000.

Dr. Nowotnik is entitled to certain severance benefits in the event that we terminate his employment without cause or if Dr. Nowotnik terminates his employment following a change of control. In the event that we terminate the employment agreement for any reason, other than for cause, Dr. Nowotnik would receive the salary due for six months.
We will also continue benefits for such period. In the event that Dr. Nowotnik's employment is terminated within six months following a change in control or by Dr. Nowotnik upon the occurrence of certain events following a change in control, Dr. Nowotnik would receive twelve months salary and his stock options shall become immediately exercisable.
We will also continue payment of benefits for such period.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

This report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to the Securities and Exchange Commission's proxy rules or to the liabilities of Section 18 of the Securities
Exchange Act of 1934 (the "1934 Act") and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the company under the Securities Act of 1933 (the "1933 Act") or the 1934 Act.

The Compensation Committee is responsible for making all compensation decisions for the named executives including determining base salary and annual incentive compensation amounts and recommending stock option grants and other stock-based compensation under our equity incentive plans.

Overall Objectives of the Executive Compensation Program

The purpose of our compensation plan is to attract, retain and motivate key management employees. It is our philosophy to pay our executives at levels commensurate with both industry levels and individual experience and performance.
A primary consideration in developing our executive compensation programs is to link the long-term financial interests of executives with those of the Company and our stockholders. Throughout 2003, the Compensation Committee reviewed compensation for comparable organizations in order to establish our total compensation program and to recommend awards under our equity incentive plans.

Base Salary Program

It is our policy to establish salaries at a level approximating the average of the competitive levels in comparable companies in the bio-medical industry and to provide annual salary increases reflective of the executive's performance, level of responsibility and position with the Company. Based on a review of comparable organizations, Mr. Gray's base annual salary for 2004 was established at $390,000.

Annual Incentive

Each year, the Compensation Committee evaluates the performance of the Company as a whole, as well as the performance of each individual executive. Factors considered include corporate development, performance against objectives, advancement of our research and development programs, commercial operations, product acquisition, and in-licensing and out-licensing agreements.
The Compensation Committee does not utilize formalized mathematical formulas, nor does it assign weightings to these factors. The Compensation Committee, in its sole discretion, determines the amount, if any, of incentive payments to each executive based on an individual's targeted incentive payment. The Compensation Committee believes that analysis of our corporate growth requires subjectivity on the part of the Compensation Committee when determining incentive payments. The Compensation Committee believes that specific formulas restrict flexibility. Based on this criteria, Mr. Gray earned $130,000.

Stock Option Plans

In 1995, the Board adopted and our stockholders approved our 1995 Stock Awards Plan, as amended. The 1995 Stock
Awards Plan provides for the issuance of up to a maximum of 2,500,000 shares of our Common Stock to our employees, directors and consultants or any of our subsidiaries.
Options granted under the 1995 Stock Awards Plan may be either incentive stock options or options which do not qualify as incentive stock options. In 2000, the Board adopted the 2000 Special Stock Option Plan and Agreement, or the 2000 Plan. The 2000 Plan provides for the award of options to purchase 500,000 shares of the authorized but unissued shares of our Common Stock.

The stock option plans are administered by a committee of at least three non-employee members of the Board, chosen by the Board, and is currently administered by the Compensation Committee. The current members of the Compensation Committee are Dr. Link, Mr. Flinn and Mr.
McDade. The Compensation Committee has the authority to determine those individuals to whom stock options should be granted, the number of shares to be covered by each option, the option price, the type of option, the option period, the vesting restrictions, if any, with respect to exercise of the option, the terms for payment of the option price and other terms and conditions.

Our non-employee directors, which include members of the Compensation Committee, are eligible to receive options under the 1995 Stock Awards Plan. Each non-employee director is entitled to receive options to purchase 12,500 shares of our common stock on the date of each annual meeting of stockholders and options to purchase 20,000 shares of common stock when he/she is first appointed as a director.

Mr. Gray received option grants in 2003 of 140,000. At
December 31, 2003, we had granted to Mr. Gray options under the 1995 Stock Awards Plan and the 2000 Plan to purchase an aggregate of 1,380,000 shares of Common Stock at a weighted average exercise price per share of $3.52.

We also have a restricted stock plan, the 2001 Restricted
Stock Plan, under which 200,000 shares of our authorized but unissued common stock were reserved for issuance to certain employees, directors, consultants and advisors. The restricted stock granted under the plan generally vests over five years, 25% two years after the grant date with an additional 25% vesting on every anniversary date. All stock is vested after five years. At December 31, 2003 there were 149,376 shares granted and 50,624 shares available for grant under the 2001

Restricted Stock Plan. At December 31, 2003 we had granted to our President and CEO restricted stock under the 2001
Restricted Stock Plan an aggregate of 52,841 shares of which 6,172 shares had vested at December 31, 2003.

Section 162(m)

Section 162(m) of the Code currently imposes a $1 million limitation on the deductibility of certain compensation paid to each of our five highest paid executives. Excluded from this limitation is compensation that is "performance based." For compensation to be performance based it must meet certain criteria, including being based on predetermined objective standards approved by stockholders.
In general, we believe that compensation relating to options granted under the 1995 Stock Awards Plan and 2000
Plan should be excluded from the $1 million limitation calculation. Compensation relating to our incentive compensation awards do not currently qualify for exclusion from the limitation, given the discretion that is provided to the Compensation Committee in establishing the performance goals for such awards. The Compensation
Committee believes that maintaining the discretion to evaluate the performance of our management is an important part of its responsibilities and inures to the benefit of our stockholders. The Compensation Committee, however, intends to take into account the potential application of
Section 162(m) with respect to incentive compensation awards and other compensation decisions made by it in the future.

Conclusion

The Compensation Committee believes these executive compensation policies effectively serve the interests of the stockholders. The Compensation Committee believes that the various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to our overall future successes, thereby enhancing the value of the Company for the stockholders' benefit.

Max Link, Ph.D., Chairman and Member
J. Michael Flinn, Member
Herbert H. McDade, Jr., Member

REPORT OF THE AUDIT AND FINANCE COMMITTEE TO STOCKHOLDERS

This report is not deemed to be "soliciting material" or to be "filed" with the SEC or subject to the SECs proxy rules or to the liabilities of Section 18 of the 1934 Act and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the company under the 1933 or the 1934 Act.

The Audit and Finance Committee of the Board operates under a written charter adopted by the Board in May 2001 and amended and restated by the Board in January 2004. The members of the Audit and Finance Committee are Messrs.
Flinn and Meakem and Dr. Link. The Company believes that all members of the Audit and Finance Committee meet the independence standards of Section 121(A) of the AMEX listing standards. In accordance with its written charter, the Audit and Finance Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

In discharging its oversight responsibility as to the audit process, the Audit and Finance Committee obtained from the independent accountants a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence

Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit and Finance Committee discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to that firm's independence.

The Audit and Finance Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." In addition, the Audit and Finance Committee, met with and without management present, and discussed and reviewed the results of the independent accountants' examination of the financial statements.

Based upon the Audit and Finance Committee's discussion with management and the independent accountants and the Audit and Finance Committee's review of the representation of management and the report of the independent accountants to the Audit and Finance Committee, the Audit and Finance
Committee recommended to the Board that the Company include the audited consolidated financial statements in its Annual
Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The
Audit and Finance Committee also recommended the reappointment, subject to stockholder approval, of the independent accountants and the Board concurred with such recommendation.

J. Michael Flinn, Chairman and Member
Max Link, Ph.D., Member
John J. Meakem, Jr., Member

Compensation Committee Interlocks And Insider Participation

The members of the Compensation Committee of the Board are Dr. Link, Mr. Flinn and Mr. McDade. The Compensation
Committee makes recommendations to the Board regarding executive compensation matters, including decisions relating to salary and bonus and grants of stock options. No member of the Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our board of directors or compensation committee.

Stockholder Return Performance Presentation

Set forth below is a line graph comparing our cumulative stockholder return on our Common Stock with the cumulative total return of the NASDAQ Biotech Index and the Russell
2000 Index for the five fiscal years commencing January 1, 1998. The graph assumes an investment of $100 at the beginning of the period.

     The remainder of this page is intentionally left blank.

Insert Graph


Total Returns Index for      1998   12/31/99 12/31/00 12/31/01 12/31/02 12/31/03
                            ------- -------- -------- -------- -------- --------
Access Pharmaceuticals, Inc.$100.00   88.89   222.22   197.33    66.67   232.89

NASDAQ Biotech Index        $100.00  201.76   248.16   207.96   113.69   165.71

Russell 2000 Index          $100.00  121.36   117.83   120.93    96.15   141.60


The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of
Section 18 under the Exchange Act.

Certain Relationships and Related Transactions

On October 12, 2000, the Board authorized a restricted stock purchase program. Under the program, our executive officers were given the opportunity to purchase shares of common stock in an individually designated amount per participant determined by our Compensation Committee. A total of 180,000 shares were purchased by such officers at $5.50 per share, the fair market value of the common stock on October 12, 2000, for an aggregate consideration of $990,000. The purchase price was paid through the participant's delivery of a 50%-recourse promissory note payable to us. Each note bears interest at 5.87% compounded semi-annually and has a maximum term of ten years. The notes are secured by a pledge of the purchased shares to us. We recorded the notes receivable from participants in this Program for $990,000 as a reduction of equity in the Consolidated Balance Sheet. As of December 31, 2003, principal and interest on the notes was: Mr. Gray -
$660,000; Dr. Nowotnik - $330,000; and Mr. Thompson -
$198,000. As a result of new regulations, we no longer make loans to our executive officers.

Stephen B. Howell, MD. Dr. Howell, one of our directors, also serves as a scientific consultant pursuant to a consulting agreement with us that provides for a minimum of twenty days consulting during 2004 at a rate of $5,000 per month plus expenses. Previously, Dr. Howell received an extension on his warrants to purchase 30,000 shares of our common stock at $3.00 per share, as partial consideration for his consulting services, that can be exercised until February 1, 2006. Dr. Howell also received warrants to purchase 10,000 shares of our common stock at $4.91 per share that can be exercised until January 1, 2009; warrants to purchase 15,000 shares of our common stock at $3.00 per share that can be exercised until January 1, 2008; and, warrants to purchase 30,000 shares of our common stock at $2.00 per share that can be exercised until January 1, 2007. During 2003, Dr. Howell was paid $60,000 in consulting fees; during 2002 Dr. Howell was paid $55,000 in consulting fees; and during 2001 Dr. Howell was paid
$101,000 in consulting fees. Dr. Howell's agreement with us expires January 31, 2005 and can be renewed.

Security Ownership of Certain Beneficial Owners and Management

Based solely upon information made available to us, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of April
14, 2004 by (i) each person who is known by us to beneficially own more than five percent of our common stock; (ii) each of our directors; (iii) each of our executive officers; and (iv) all our executive officers and directors as a group. Beneficial ownership as reported in the following table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.
The address of each holder listed below, except as otherwise indicated, is c/o Access Pharmaceuticals, Inc., 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207.

                 Common Stock Beneficially Owned
                 -------------------------------

                                  Number of
            Name                  Shares (1)  % of Class
--------------------------------  ----------  ----------
Herbert H. McDade, Jr. (2)            81,007        1.0%

Kerry P. Gray (3)                  1,398,631        8.5%

Stuart M. Duty (4)                    20,000          *

J. Michael Flinn (5)                 137,975        1.0%

Stephen B. Howell, M.D. (6)          169,500        1.0%

Max Link, Ph.D. (7)                   59,500          *

John J. Meakem, Jr. (8)               72,500          *

David P. Nowotnik, Ph.D. (9)         279,329        1.8%

Stephen B. Thompson (10)             158,855        1.0%

Heartland Advisors, Inc. (11)      1,806,100       11.7%

Larry Feinberg (12)                1,954,200       12.1%

All Directors and Executive
  Officers as a group
  (consisting of 9 persons) (13)   2,377,297       13.9%

* - Less than 1%

(1) Includes our Common Stock held plus all options exercisable within 60 days after April 14, 2003

(2) Including presently exercisable options for the purchase of 6,250 shares of our Common Stock pursuant to the 1987 Stock Option Plan and presently exercisable options for the purchase of 37,500 shares of our Common
Stock pursuant to the 1995 Stock Option Plan. Also includes
1,000 shares of our Common Stock owned by Thoma Corporation of which Mr. McDade is the beneficial owner.

(3) Kerry P. Gray, 2600 Stemmons Freeway, Suite 176,
Dallas, Texas 75207, beneficially owns 227,381 shares of our Common Stock. Mr. Gray is known to be the beneficial owner of more than five percent of our Common Stock. Mr.
Gray's ownership includes presently exercisable options for the purchase of 1,171,250 shares of our Common Stock pursuant to the 1995 Stock Option Plan and the 2000 Special
Stock Option Plan.

(4) Mr. Duty is a partner in Oracle Partners, L.P.  Oracle
Partners, L.P. and affiliates (Oracle Institutional
Partners, L.P., Oracle Investment Management, Inc., Sam
Oracle Fund, Inc., and Larry N. Feinberg) are known to beneficially own an aggregate of 1,945,200 shares of our Common Stock. Mr. Duty disclaims beneficial ownership of all such shares.

(5) Including presently exercisable options for the purchase of 1,000 and 57,500 shares of our Common Stock pursuant to the 1987 Stock Option Plan and 1995 Stock
Option Plan, respectively.

(6) Including presently exercisable options for the purchase of 39,584 shares of our Common Stock pursuant to the 1995 Stock Option Plan and a warrant to purchase 30,000 shares of our Common Stock at an exercise price of $3.00 per share, a warrant to purchase 10,000 shares of our Common Stock at an exercise price of $4.91 per share, a warrant to purchase 15,000 shares of our Common Stock at an exercise price of $3.00 per share, and a warrant to purchase 30,000 shares of our Common Stock at an exercise price of $2.00 per share.

(7) Including presently exercisable options for the purchase of 10,000 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(8) Including presently exercisable options for the purchase of 42,500 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(9) Including presently exercisable options for the purchase of 193,750 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(10) Including presently exercisable options for the purchase of 111,250 shares of our Common Stock pursuant to the 1995 Stock Option Plan.

(11) Heartland Advisors, Inc., 789 North Water Street,
Milwaukee, WI 53202, beneficially owns 1,806,000 shares of our Common Stock. Heartland is known to be the beneficial owner of more than ten percent of our Common Stock. William
J. Nasqovitz, as a result of his stock ownership of Heartland, could be deemed to have voting and/or investment power over the shares Heartland beneficially owns. The information set forth in this footnote is based on a
Schedule 13G filed by Heartland on February 12, 2004.

(12) Larry N. Feinberg and affiliates, Oracle Partners,
L.P., Oracle Institutional Partners, L.P., Oracle
Investment Management, Inc., and Sam Oracle Fund, Inc., 712
Fifth Avenue, 45th Floor, New York, NY 10019 are known to beneficially own more than five percent of our Common
Stock. The information set forth in this footnote is based on a Schedule 13D filed by Mr. Feinberg on November 13,
2002. Includes 730,000 shares of our Common Stock which are from Convertible Notes converted at $5.50 per share. Mr.
Duty, our director and Partner in Oracle Partners, L.P., disclaims beneficial ownership of such shares.

(13) Does not include Heartland Advisors, Inc. or Larry N.
Feinberg and affiliates.

                              PROPOSAL 2

      RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board has appointed, subject to ratification by the Stockholders at the Meeting, the accounting firm of Grant
Thornton LLP as our principal independent public accountants for the fiscal year ending December 31, 2004.
Grant Thornton LLP has served in this capacity since
December 1998.

Representatives of Grant Thornton LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by Grant Thornton LLP for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2003 and 2002 and the reviews of the financial statements included in the Company's reports on Form 10-Q for such fiscal years totaled $49,000 and $41,000, respectively.

All Other Fees

The aggregate fees billed for all other services rendered by Grant Thornton LLP for the fiscal years ended December
31, 2003 and 2002 totaled $9,000 and $8,000,
respectively. Such services consisted of reviewing the Form S-3 and attending the Annual Shareholders meeting and Audit Committee meeting.

Auditor Independence

The Audit and Finance Committee considered and determined that the provision of services covered under "All Other
Fees" is compatible with maintaining Grant Thornton LLP's independence in determining whether to appoint Grant
Thornton LLP as the Company's independent auditors.

Policy on Audit and Finance Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent
Accountants

The Audit and Finance Committee pre-approves all audit and non-audit services provided by the independent accountants prior to the engagement of the independent accountants with respect to such services. The Chairman of the Audit and Finance Committee has been delegated the authority by the Audit and Finance Committee to pre-approve the engagement of the independent accountants when the entire committee is unable to do so. The Chairman must report all such pre-approvals to the entire Audit and Finance Committee at the next committee meeting. The Audit and Finance Committee approved 100% of the services listed under the preceding captions "Audit-Related Fees," "Tax Fees" and "All Other Fees."

UNLESS OTHERWISE INDICATED THEREON, THE ACCOMPANYING PROXY WILL BE VOTED FOR THE APPROVAL OF GRANT THORNTON LLP. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF GRANT THORNTON LLP AS PRINCIPAL INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Proposal 2 will be approved upon the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting and entitled to vote on each such proposal.

OTHER MATTERS

As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above.
If (i) any matters not within the knowledge of the Board as of the date of this Proxy Statement should properly come before the meeting; (ii) a person not named herein is nominated at the meeting for election as a Director because a nominee named herein is unable to serve or for good cause will not serve; (iii) any proposals properly omitted from this Proxy Statement and the form of proxy, subject to applicable laws and our Charter and Bylaws, should come before the meeting; or (iv) any matters should arise incident to the conduct of the meeting, then the proxies will be voted by the persons named in the enclosed form of proxy, or their substitutes acting thereunder, in accordance with the recommendations of the Board, or, if no such recommendations are made, in accordance with their best judgment.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

The annual meeting of Stockholders in 2005 is expected to be held on or about May 17, 2005. The Board will make provisions for the presentation of proposals submitted by eligible stockholders who have complied with the relevant regulations of the SEC. We must receive such proposals, other than nominations for directors, no later than December 11, 2004 to be considered for inclusion in our proxy materials agenda relating to that meeting.
Nominations for election as director must be made by written notice to us not later than one hundred and twenty days in advance of the Proxy Statement date for the previous year's annual meeting.

FORM 10-K

Our Annual Report on Form 10-K for the fiscal year ended
December 31, 2003 is available without charge to each stockholder, upon written request to the Company, c/o
Investor Relations, at our principal executive offices at 2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207 and is also available on our website at http://www.accesspharma.com.

                     ----------------------------

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND
RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE
PROVIDED FOR THAT PURPOSE AND ADDRESSED TO ACCESS
PHARMACEUTICALS, INC. c/o AMERICAN STOCK TRANSFER & TRUST
CO., 40 WALL STREET, 46TH FLOOR, NEW YORK, NEW YORK 10005,
A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.


By Order of the Board of Directors,

/s/ Kerry P. Gray
-----------------

Kerry P. Gray
President and CEO

                              APPENDIX A

                      ACCESS PHARMACEUTICALS, INC.

AUDIT AND FINANCE COMMITTEE CHARTER

Charter

This charter governs the operations of the Audit and Finance Committee (the "Committee") of the Board of
Directors (the "Board") of Access Pharmaceuticals, Inc.
(the "Company"). At least annually, the Committee shall review and reassess the adequacy of this charter and recommend any proposed changes to the Board for its approval. The Company shall make this charter available on its website at www.accesspharma.com.

Membership of Committee

The Committee shall be composed of at least three directors, each of whom is independent of management and the Company. Members of the Committee shall be considered independent if, in the affirmative determination of the Board, they have no material relationship that would interfere with the exercise of independent judgment and otherwise satisfy the independence requirements of American Stock Exchange LLC ("AMEX") and the rules and regulations of the Securities and Exchange Commission (the "Commission").

All Committee members shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, and at least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which result's in the individual's financial sophistication sufficient to satisfy the requirements of AMEX.

The Committee shall be appointed by the Board, upon recommendation of the Nominating and Corporate Governance
Committee of the Board, if one exists. The chairman of the Committee shall be designated by a majority vote of the full Committee. Committee members shall serve until their successors are duly appointed and qualified or until their earlier removal by the Board at any time.

Meetings

The Committee shall meet as often as it shall determine, but not less frequently than as required by the Commission, AMEX or other applicable rule or regulation. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or any consultant to, the Committee.

Except as otherwise provided by the Certificate of Incorporation or By-Laws of the Company, the frequency, location and operation of meetings and similar procedural matters relating to the Committee shall, to the extent applicable, be the same as those that relate to meetings of, and procedural matters concerning, the Board.

Purposes of the Committee

The Committee shall assist the Board in overseeing the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Company's independent auditors. In doing so, it is the goal of the Committee to maintain free and open communication among the Committee, independent auditor and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.

Responsibilities and Processes

The primary responsibility of the Committee is to select, and ensure the independence of the independent auditor, oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing those financial statements.
The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate. In addition, the Committee is authorized to engage, and the Company shall provide funding for, such independent counsel and other advisors as the Committee may deem necessary or advisable to retain to assist the Committee in carrying out its duties. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to any such counsel or other advisors and to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. The Company shall also provide appropriate funding, as determined by the Committee, for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

Relating to the Independent Auditor

* The Committee shall have a clear understanding with management and the independent auditor that the independent auditor is ultimately accountable, and must report directly, to the Committee, as representatives of the Company's stockholders. The Committee shall have the sole authority to appoint (subject, if applicable, to ratification by the stockholders of the Company), terminate and replace the independent auditor. The Committee may receive input from management on these matters but shall not delegate these responsibilities. The Committee shall be responsible for the oversight of the independent auditor, including the resolution of any disagreements between management and the independent auditor regarding financial reporting or other matters.

* The Committee shall have the sole authority to approve the scope, fees and terms of all audit engagements, as well as all permissible non-audit engagements of the independent auditor. The Committee shall pre-approve all audit and permissible non-audit services to be performed for the Company by the independent auditor, giving effect to the "de minimus" exception for ratification of certain non-audit services set forth in
Section 10A(a)(i)(1)(B) of the Exchange Act. On an annual basis, the Committee shall consider whether the provision of non-audit services by the independent auditor, on an overall basis, is compatible with maintaining the independent auditor's independence from management.

* The Committee shall ensure that it receives from the auditors a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1.
The Committee shall discuss with the auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor and shall take, or recommend that the Board take, appropriate action to oversee the independence of the auditor. The Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, to the extent required by law.

Relating to Audits and Financial Statements

* The Committee shall discuss with the independent auditor the overall scope and plans for the annual audit. In addition, the Committee shall discuss with management and the independent auditor the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

* The Committee shall review with management and the independent auditor the audited financial statements
(including management's discussion and analysis contained therein) to be included in the Company's Annual Report on Form 10-K, including its judgment as to the quality, and not only the acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Committee also shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditor under generally accepted accounting principles. Based on the foregoing and on review of other information made available to the Committee, the Committee shall recommend to the Board whether the audited financial statements should be included in the Company's
Form 10-K. In addition, the Committee shall prepare annually a report to the stockholders of the Company, as required by the rules of the Commission.

* The Committee shall similarly review the interim financial statements with management and the independent auditor prior to the filing of each of the Company's
Quarterly Reports on Form 10-Q. The Committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted accounting standards. The chairman of the Committee may represent the entire Committee for the purposes of this review.

* The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. The Committee also shall obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (including auditor discovery that illegal acts may have occurred) has not been implicated.

* The Committee shall review each report of the independent auditor, delivered to the Committee pursuant to Section 10A(k) under the Exchange Act, concerning:
(a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor and
(c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

* The Committee shall review the disclosures made by officers of the Company in the certification required to be filed (a) as part of the Company's Annual Reports on Form
10-K and Quarterly Reports on Form 10-Q, regarding any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls and
(b) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, regarding the compliance of periodic reports and their fair presentation of the Company's financial statements and results of operations.

Relating to Other Compliance Matters

* The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters and shall monitor ongoing compliance with those provisions.

* The review and approval of the Committee shall be required prior to the Company entering into any transactions with a related party.

* The Committee shall review such other reports, adopt such other policies and implement such other procedures as shall be necessary to comply with the rules and regulations that, from time to time, may be established by AMEX or the Commission.

                      ACCESS PHARMACEUTICALS, INC.
         2600 Stemmons Freeway, Suite 176, Dallas, Texas 75207

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned having received the Notice of Annual
Meeting of Stockholders and Proxy Statement dated April 14,
2004, and revoking any proxy heretofore given, hereby appoints each of Herbert H. McDade, Jr. and Kerry P. Gray or either of them, proxies of the undersigned with full power of substitution, to cumulate votes and to vote all shares of common stock of Access Pharmaceuticals, Inc.
which the undersigned is entitled to vote at a Annual
Meeting of Stockholders to be held Wednesday, May 19, 2004 at 10:00 a.m., local time, at the offices of Bingham
McCutchen LLP, 399 Park Avenue, 19th Floor, New York, New
York 10022, (212) 705-7000, or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the Proposal.

In their discretion, the Proxies are authorized to vote on any other matters which may properly come before the Annual
Meeting or any adjournment thereof as set forth in the Proxy Statement.

SEE REVERSE SIDE

              (continued, and to be signed on other side)

/x/ Please mark your votes as in this example.

                                        WITHHOLD
1. Election of Directors        FOR     AUTHORITY
                               [   ]      [   ]

Cumulative Votes for one or more nominees as follows:

Nominees: ____  Herbert H. McDade, Jr. Class 3 - 3 Year Term
          ____  Kerry P. Gray Class 3 - 3 Year Term
          ____  J. Michael Flinn Class 3 - 3 Year Term

(INSTRUCTION: To withhold authority to vote for any individual nominee, check the box "FOR" all nominees and strike a line through the nominee's name at right.)

2. Proposal to ratify and approve the appointment
of Grant Thornton LLP as our independent
accountants for the year ending     FOR     AGAINST    ABSTAIN
December 31, 2004.                 [   ]     [   ]      [   ]

PLEASE MARK, SIGN AND DATE BELOW AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.

Proxies will also be accepted by transmission of a telegram, cablegram or telecopy provided that such telegram, cablegram or telecopy contains sufficient information from which it can be determined that the transmission was authorized by the Stockholder. Telegrams or cablegrams may be addressed to American Stock Transfer
& Trust Co. ("American Stock Transfer") at the address appearing on the attached envelope. American Stock
Transfer's telecopy number is (718) 234-2287.

Shares Held: ___________

THIS PROXY IS SOLICITED ON BEHALF OF ACCESS
PHARMACEUTICALS, INC.'S BOARD OF DIRECTORS AND MAY BE
REVOKED BY THE STOCKHOLDER PRIOR TO EXERCISE.

Signature ____________________________     ________
                                             Date
_________________________     ________
Signature if held jointly       Date

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.